NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS OCTOBER RESULTS

MAYFIELD VILLAGE, OHIO -- November 16, 2022 -- The Progressive Corporation (NYSE:PGR) today reported the following results for October 2022:

	October
(millions, except per share amounts and ratios; unaudited)	2022	2021	Change
Net premiums written	$5,187.1	$4,346.6	19%
Net premiums earned	$4,872.7	$4,397.8	11%
Net income	$375.6	$373.8	0%
Per share available to common shareholders	$0.64	$0.63	0%
Total pretax net realized gains (losses) on securities	$178.6	$302.1	(41)%
Combined ratio	95.9	97.2	(1.3) pts.
Average diluted equivalent common shares	587.1	586.4	0%

	October
(thousands; unaudited)	2022	2021	Change
Policies in Force
Personal Lines
Agency – auto	7,677.9	7,961.1	(4) %
Direct – auto	10,002.5	9,628.3	4%
Total personal auto	17,680.4	17,589.4	1%
Total special lines	5,564.1	5,288.9	5%
Total Personal Lines	23,244.5	22,878.3	2%
Total Commercial Lines	1,047.8	964.3	9%
Total Property business	2,838.6	2,750.2	3%
Companywide Total	27,130.9	26,592.8	2%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, workers’ compensation insurance primarily for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
October 2022
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$5,187.1

Revenues:
Net premiums earned	$4,872.7
Investment income	117.6
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(9.4)
Net holding period gains (losses) on securities	188.7
Net impairment losses recognized in earnings	(0.7)
Total net realized gains (losses) on securities	178.6
Fees and other revenues	73.0
Service revenues	26.7
Total revenues	5,268.6

Expenses:
Losses and loss adjustment expenses	3,788.4
Policy acquisition costs	398.1
Other underwriting expenses	557.8
Investment expenses	2.0
Service expenses	27.4
Interest expense	21.0
Total expenses	4,794.7

Income before income taxes	473.9
Provision for income taxes	98.3
Net income	375.6

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(224.9)
Net unrealized losses on forecasted transactions	0.1
Foreign currency translation adjustment	0.2
Other comprehensive income (loss)	(224.6)
Total comprehensive income (loss)	$151.0

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2021 audited consolidated financial statements included in our 2021 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
October 2022
(millions)
(unaudited)

	Year-to-Date
	2022	2021	% Change
Net premiums written	$43,808.0	$40,002.5	10

Revenues:
Net premiums earned	$41,222.4	$37,165.1	11
Investment income	985.8	705.9	40
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	420.6	608.2	(31)
Net holding period gains (losses) on securities	(2,074.2)	782.0	(365)
Net impairment losses recognized in earnings	(7.2)	(4.2)	71
Total net realized gains (losses) on securities	(1,660.8)	1,386.0	(220)
Fees and other revenues	604.9	583.2	4
Service revenues	257.2	228.7	12
Total revenues	41,409.5	40,068.9	3

Expenses:
Losses and loss adjustment expenses	32,086.6	28,238.5	14
Policy acquisition costs	3,266.0	3,117.3	5
Other underwriting expenses	4,991.7	4,813.1	4
Investment expenses	19.4	21.3	(9)
Service expenses	248.9	213.7	16
Interest expense	201.4	184.3	9
Goodwill impairment	224.8	0	NM
Total expenses	41,038.8	36,588.2	12

Income before income taxes	370.7	3,480.7	(89)
Provision for income taxes	100.0	718.3	(86)
Net income	270.7	2,762.4	(90)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(3,394.9)	(776.8)	337
Net unrealized losses on forecasted transactions	0.4	0.7	(43)
Foreign currency translation adjustment	(0.7)	(0.3)	133
Other comprehensive income (loss)	(3,395.2)	(776.4)	337
Total comprehensive income (loss)	$(3,124.5)	$1,986.0	(257)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
October 2022
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2022	2021

Net income	$375.6	$270.7	$2,762.4
Less: Preferred share dividends	2.3	22.4	22.4
Net income available to common shareholders	$373.3	$248.3	$2,740.0
Per common share:
Basic	$0.64	$0.42	$4.69
Diluted	$0.64	$0.42	$4.67

Comprehensive income (loss)	$151.0	$(3,124.5)	$1,986.0
Less: Preferred share dividends	2.3	22.4	22.4
Comprehensive income (loss) attributable to common shareholders	$148.7	$(3,146.9)	$1,963.6
Per common share:
Diluted[1]	$0.25	$(5.38)	$3.34

Average common shares outstanding - Basic	584.6	584.4	584.7
Net effect of dilutive stock-based compensation	2.5	2.7	2.5
Total average equivalent common shares - Diluted	587.1	587.1	587.2

1 Basic earnings per share is disclosed where a comprehensive loss attributable to common shareholders is reported since diluted earnings per share are antidilutive.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2022	2021
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.4)%	(8.0)%	(0.1)%
Common stocks	7.8%	(18.0)%	29.2%
Total portfolio	0.0%	(9.0)%	2.3%

Pretax annualized investment income book yield	2.6%	2.3%	1.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
October 2022
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,846.7	$2,086.3	$3,933.0	$1,050.8	$203.1	$5,187.1
% Growth in NPW	13%	20%	16%	33%[1]	12%	19%
Net Premiums Earned	$1,750.8	$2,030.0	$3,780.8	$898.2	$193.5	$4,872.7
% Growth in NPE	6%	12%	9%	19%	10%	11%

GAAP Ratios
Loss/LAE ratio	80.2	79.4	79.8	73.0	56.6	77.6
Expense ratio	18.8	16.6	17.6	18.9	27.8	18.3
Combined ratio	99.0	96.0	97.4	91.9	84.4	95.9
Net catastrophe loss ratio[2]			1.0	0.4	0.7	0.9

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(13.8)
Current accident year						(27.5)
Calendar year actuarial adjustment	$(11.5)	$(4.1)	$(15.6)	$(15.3)	$(10.4)	$(41.3)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(13.8)
All other development						59.3
Total development						$45.5

Calendar year loss/LAE ratio						77.6
Accident year loss/LAE ratio						78.5

1The increase in net premiums written primarily reflects the fact that certain 12-month transportation network company (TNC) policies were renewed in fiscal October 2022 compared to fiscal September in 2021, thereby shifting the timing of renewal net premiums written to October 2022. Excluding the TNC business, total Commercial Lines net premiums written growth would have been about 7% for the month.
2Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we increased our Personal Lines loss estimates for Hurricane Ian by $27 million, or 0.7 loss ratio points, and our Commercial Lines estimates by $3 million, or 0.3 points, bringing our total estimate of the ultimate losses to $615 million for our vehicle products; there was no development on the Property business since we exceeded our retention threshold under our reinsurance contracts in September. The additional catastrophe losses during the month primarily related to wind and thunderstorms throughout the United States.
3Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
October 2022
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$15,601.6	$17,851.8	$33,453.4	$8,349.2	$2,003.3	$43,808.0
% Growth in NPW	5%	9%	7%	20%	8%	10%
Net Premiums Earned	$14,882.5	$16,806.9	$31,689.4	$7,647.7	$1,883.1	$41,222.4
% Growth in NPE	5%	8%	6%	35%	12%	11%

GAAP Ratios
Loss/LAE ratio	78.8	78.9	78.9	70.9	86.5	77.7
Expense ratio	17.7	18.3	18.0	19.2	27.3	18.7
Combined ratio	96.5	97.2	96.9	90.1	113.8	96.4
Net catastrophe loss ratio[1]			3.3	0.4	28.1	3.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(116.8)
Current accident year						(55.6)
Calendar year actuarial adjustment	$(41.0)	$(5.8)	$(46.8)	$(76.1)	$(49.5)	$(172.4)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(116.8)
All other development						109.5
Total development						$(7.3)

Calendar year loss/LAE ratio						77.7
Accident year loss/LAE ratio						77.7

1Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
2Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

October 2022
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $50,717.6)	$46,395.5
Short-term investments (amortized cost: $2,558.8)	2,558.8
Total available-for-sale securities	48,954.3
Equity securities:
Nonredeemable preferred stocks (cost: $1,407.2)	1,240.1
Common equities (cost: $806.9)	2,865.9
Total equity securities	4,106.0
Total investments[2]	53,060.3
Net premiums receivable	11,048.1
Reinsurance recoverables (including $6,282.7 on unpaid loss and LAE reserves)	6,563.8
Deferred acquisition costs	1,594.3
Goodwill and intangible assets	317.9
Other assets	3,976.8
Total assets	$76,561.2

Unearned premiums	$18,113.3
Loss and loss adjustment expense reserves	31,052.7
Other liabilities[2]	6,077.2
Debt	6,387.7
Total liabilities	61,630.9
Shareholders’ equity	14,930.3
Total liabilities and shareholders’ equity	$76,561.2

Common shares outstanding	585.0
Common shares repurchased - October	0
Average cost per common share	$0
Book value per common share	$24.68
Trailing 12-month return on average common shareholders’ equity
Net income	5.1%
Comprehensive income	(16.3)%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(4,226.0)
Increase (decrease) from September 2022	$(284.7)
Increase (decrease) from December 2021	$(4,297.4)
Debt-to-total capital ratio	30.0%
Fixed-income portfolio duration	2.9
Weighted average credit quality	AA .
1 As of October 31, 2022, we held certain hybrid securities and recognized a change in fair value of $96.1 million as a realized loss during the period we held these securities.
2 At October 31, 2022, we had $234.4 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•Disclosure of monthly results often shows more variability in written premium growth rates than disclosure on a quarterly basis under our accounting calendar. The net premiums written growth rate for October reflects, in part, that the first day of October, which is historically a higher volume day, was included in fiscal October 2022, compared to fiscal September 2021. This calendar discrepancy had about a 3% favorable impact on our Personal Lines written premium growth rate for the month. Therefore, it may be more meaningful to review policy in force growth, which is not as impacted by the fiscal calendar, or to analyze written premium growth on a quarterly basis.

Events
We plan to release November results on Wednesday, December 14, 2022, before the market opens.

About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of the COVID-19 pandemic and measures taken in response; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2021.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.